   Exhibit 10.1

EXTENSION AGREEMENT
(Extension of Maturity Date Pursuant to Section 2.15 of Credit Agreement)

This EXTENSION AGREEMENT (this “Agreement”) dated as of August 1, 2012 (the “Extension Effective Date”) is entered into by and among ONEOK PARTNERS, L.P., a Delaware limited partnership (“Borrower”), the undersigned Lenders (as defined in the Credit Agreement) (the “Extending Lenders”), and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A.           Reference is made to the Credit Agreement dated as of August 1, 2011 among the Borrower, the Administrative Agent and the Lenders (the “Credit Agreement”).

B.           This Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from August 1, 2016 to August 1, 2017 pursuant to Section 2.15 of the Credit Agreement (the “Extension”).

C.           Each of the Extending Lenders is entering into this Agreement in order to evidence its consent to the Extension.

NOW, THEREFORE, the parties hereto agree as follows:

1.           Consent to Extension.  Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 below, each Extending Lender hereby consents to the Extension.

2.           Conditions Precedent to Effectiveness.  This Agreement and the Extension shall be effective as of the date hereof, provided that (a) Administrative Agent shall have received (i) counterparts of this Agreement, executed by Borrower and the Required Lenders, and (ii) a certificate dated as of the Extension Effective Date in the form attached hereto; and (b) any fees required to be paid by the Borrower on or before the Extension Effective Date shall have been paid.  The parties hereto agree that the certificate referenced in this Section 2 shall fulfill the Borrower’s documentary requirements set forth in Section 2.15(f) of the Credit Agreement.

3.           Miscellaneous.  (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.  Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

4.           Waiver of Notice Requirements.  Reference is made to clauses (a) through (c) of Section 2.15 of the Credit Agreement which contain certain notice requirements in connection with an extension of the Maturity Date.  By executing this Agreement the Extending Lenders hereby waive the notice provisions in clauses (a) through (c) of Section 2.15 of the Credit Agreement in connection with the Extension.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONEOK PARTNERS, L.P.

By:	ONEOK Partners GP, L.L.C.
its sole General Partner

By:	/s/ Robert F. Martinovich
Name:	Robert F. Martinovich
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Signature Pages
to Extension Agreement

CITIBANK, N.A., as Administrative Agent, a Lender,
L/C Issuer and Swing Line Lender

By:	/s/ Lisa Huang
	Name:	Lisa Huang
	Title:	Vice President

Signature Page
to Extension Agreement

BARCLAYS BANK PLC, as
a Lender and L/C Issuer

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
Title:	Director

Signature Page
to Extension Agreement

WELLS FARGO BANK, N.A., as
a Lender and L/C Issuer

By:	/s/ Larry Robinson
	Name:	Larry Robinson
Title:	Director

Signature Page
to Extension Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Joseph Scott
	Name:	Joseph Scott
Title:	Director

Signature Page
to Extension Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Helen D. Davis
	Name:	Helen D. Davis
Title:	Vice President

Signature Page
to Extension Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
Title:	Authorized Signatory

Signature Page
to Extension Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Brian D. Williams
	Name:	Brian D. Williams
Title:	Authorised Signatory

Signature Page
to Extension Agreement

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Irja Otsa
	Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ David Urban
	Name:	David Urban
Title:	Associate Director

Signature Page
to Extension Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
Title:	Vice President

Signature Page
to Extension Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
Title:	Authorized Signatory

Signature Page
to Extension Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jim Allred
	Name:	Jim Allred
Title:	Authorized Signatory

Signature Page
to Extension Agreement

SUMITOMO MITSUI BANKING CORPORATION,
NEW YORK, as a Lender

By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
Title:	Managing Director

Signature Page
to Extension Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD,
as a Lender

By:	/s/ Andrew Oram
	Name:	Andrew Oram
Title:	Managing Director

Signature Page
to Extension Agreement

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Prigge
	Name:	John Prigge
Title:	Vice President

Signature Page
to Extension Agreement

BOKF, NA, as a Lender

By:	/s/ Ryan Kirk
	Name:	Ryan Kirk
Title:	Assistant Vice President

Signature Page
to Extension Agreement

UMB BANK, N.A., as a Lender

By:	/s/ David Hardy
	Name:	David Hardy
Title:	Vice President

Signature Page
to Extension Agreement

ARVEST BANK, as a Lender

By:	/s/ Rick Gaut
	Name:	Rick Gaut
Title:	Vice President
Commercial Banker

Signature Page
to Extension Agreement